Jackson Square SMID-Cap Growth Fund
Schedule of Investments
January 31, 2025 (Unaudited)

COMMON STOCKS - 98.4%	Shares	Value
Communication Services - 5.5%
New York Times Co. - Class A	97,102	$5,272,638
Warner Music Group - Class A	148,002	4,706,464
		9,979,102

Consumer Discretionary - 8.2%
TopBuild (a)	14,594	5,001,072
Wyndham Hotels & Resorts	92,553	9,719,916
		14,720,988

Consumer Staples - 3.6%
Grocery Outlet Holding (a)	403,796	6,537,457

Financials - 13.9%
Kinsale Capital Group	14,871	6,572,090
LendingClub (a)	542,320	7,315,897
MarketAxess Holdings	27,383	6,041,511
Ryan Specialty Holdings	78,351	5,216,609
		25,146,107

Health Care - 18.9%
Align Technology (a)	27,761	6,082,713
Bio-Techne	96,369	7,087,940
Medpace Holdings (a)	18,664	6,516,536
Molina Healthcare (a)	18,602	5,774,247
Pacific Biosciences of California (a)	930,685	1,433,255
Stevanato Group	324,194	7,265,187
		34,159,878

Industrials - 26.2%(b)
Clean Harbors (a)	36,741	8,560,653
Graco	71,364	6,006,708
Hexcel	84,347	5,499,425
Howmet Aerospace	57,348	7,259,110
Simpson Manufacturing	27,211	4,571,448
SiteOne Landscape Supply (a)	49,551	7,051,107
Westinghouse Air Brake Technologies	20,073	4,173,578
WillScot Holdings (a)	114,016	4,225,433
		47,347,462

Information Technology - 18.6%
Axcelis Technologies (a)	58,719	3,992,892
Bill.com Holdings (a)	74,939	7,251,847
Elastic (a)	40,777	4,590,674
Entegris	54,031	5,486,308
Okta (a)	61,165	5,762,966
Wix.com (a)	26,675	6,372,391
		33,457,078

Real Estate - 3.5%
SBA Communications	31,660	6,254,750
TOTAL COMMON STOCKS (Cost $149,179,562)		177,602,822

TOTAL INVESTMENTS - 98.4% (Cost $149,179,562)		177,602,822
Money Market Deposit Account - 1.7% (c)		3,050,129
Liabilities in Excess of Other Assets - (0.1)%		(199,703)
TOTAL NET ASSETS - 100.0%		$180,453,248
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of January 31, 2025 was 2.47%.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

Jackson Square SMID-Cap Growth Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$177,602,822	$–	$–	$177,602,822
Total Investments	$177,602,822	$–	$–	$177,602,822

Refer to the Schedule of Investments for further disaggregation of investment categories.